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                                                                     EXHIBIT 4.2

                             CERTIFICATE OF STOCK

NUMBER                                                                    SHARES

FBU
- --------------------------------------------------------------------------------

CLASS B
COMMON STOCK

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                            BERKSHIRE HATHAWAY INC.

Par Value
$.1667 each

THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS OR NEW YORK, NEW YORK

      This Certifies that                                      CUSIP 084670 10 8
                                             See Reverse for Certain Definitions





is the owner of

      FULLY-PAID AND NON-ASSESSABLE SHARES OF THE CLASS B COMMON STOCK OF

Berkshire Hathaway Inc. transferable upon the books of the corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the certificate of incorporation and amendments thereof and by-laws of the corporation. This certificate is not valid until countersigned by the transfer agent and registered by the registrar.

      In Witness Whereof, Berkshire Hathaway Inc. has caused its corporation seal to be hereunto affixed and this certificate to be signed by its duly authorized officers.

Dated:


        Vice President                              Chairman of the Board

                         Countersigned and Registered:

                               THE FIRST NATIONAL BANK OF BOSTON,

                         BY                                       TRANSFER AGENT
                                                                  AND REGISTRAR,


                                                            AUTHORIZED SIGNATURE
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Berkshire Hathaway Inc. will furnish without charge to each stockholder who so requests a full statement of the powers, designation, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof which the corporation is authorized to issue and the qualifications, limitations or restrictions of such preference and/or rights insofar as the same may have been fixed and a statement of the authority of the Board of Directors to fix such designations and other terms not fixed by the Restated Certificate of Incorporation without respect to other classes of stock or series thereof. Any such request may be made to the Secretary of the Corporation.

      The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - under Uniform Gifts to Minors

Act ____________                    _______ Custodian _______
      (State)                               (Cust)     (Minor)

Additional abbreviations may also be used though not in the above list.

      For value received, ______ hereby sell, assign and transfer unto

Please insert social security or other
identifying number of assignee

______________________________________



_______________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE.

_______________________________________
_______________________________________
________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________

_______________________________________
Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


Dated, _____________________

                               ----------------

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed:


__________________________
The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. rule 17Ad-15.



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Appendix to Exhibit 4.2:   Graphic Material
                           ----------------

On the upper left portion of the face of the Certificate, there is a depiction of a barefoot woman dressed in a toga. She is standing with a torch in her left hand, in front of a large globe and adjacent to a redwell containing stock certificates.